Supplement to the
Fidelity® Commodity Strategy Fund
September 29, 2010
Prospectus

The following information replaces similar information found on the cover and under the heading "Additional Information about the Purchase and Sale of Shares" in the "Shareholder Information" section on page 13.

Shares of the fund are available only through certain discretionary investment programs offered by Strategic Advisers and to mutual funds and accounts managed by FMR or an affiliate. The fund is not available for sale to the general public.

Jeffrey Adams no longer serves as a portfolio manager of the fund. All references to Mr. Adams are no longer applicable.

The following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section beginning on page 5.

Lou Bottari (portfolio manager), Bobe Simon (portfolio manager), and Patrick Waddell (portfolio manager) have managed the fund since October 2009.

Maximilian Kaufmann (portfolio manager) has managed the fund since December 2009.

Eric Matteson (assistant portfolio manager) has managed the fund since September 2010.

The following information replaces the biographical information for Bobe Simon found in the "Fund Management" section on page 16.

Bobe Simon has been a portfolio manager with Geode since April 2005. He has served as a portfolio manager of the fund since October 2009, as well as for other registered investment companies. In addition to his portfolio management responsibilities, Mr. Simon is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Simon worked as a quantitative analyst at Putnam Investments from July 1995 to April 2005.

FCR-11-02 July 29, 2011
1.905905.103

Supplement to the

Fidelity® Commodity Strategy Fund (FFCSX)

A Fund of Fidelity Fixed-Income Trust

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2010

The following information replaces similar information found in the "Buying and Selling Information"section on page 21.

Shares of the fund are available only through certain discretionary investment programs offered by Strategic Advisers and to mutual funds and accounts managed by FMR or an affiliate. The fund is not available for sale to the general public.

Jeffrey Adams no longer serves as a portfolio manager of the fund. Accordingly, the following information replaces the similar information found in the "Management Contract" section on page 31 and all other references to Mr. Adams in the "Management Contract" section are no longer applicable.

Fidelity Commodity Strategy Fund is managed by Geode, a sub-adviser to the fund. Bobe Simon is a portfolio manager of the fund and receives compensation for his services. Lou Bottari is a portfolio manager of the fund and receives compensation for his services. Maximilian Kaufmann is a portfolio manager of the fund and receives compensation for his services. Patrick Waddell is a portfolio manager of the fund and receives compensation for his services. Effective September 2010, Eric Matteson is an assistant portfolio manager of the fund and receives compensation for his services. Information with respect to Mr. Matteson's holdings and accounts managed will be updated in a supplement to this SAI. As of July 31, 2010 (September 30, 2010 for Mr. Matteson), portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager's compensation may be deferred based on criteria established by Geode.

The following information supplements similar information found in the "Management Contract" section beginning on page 31.

The following table provides information relating to other accounts managed by Mr. Matteson as of September 30, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	2	9
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 8,447	$ 4,623	$ 967
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Commodity Strategy Fund ($81 (in millions) assets managed).

As of September 30, 2010, the dollar range of shares of Fidelity Commodity Strategy Fund beneficially owned by Mr. Matteson was none.

FCRB-11-03 July 29, 2011
1.908279.105

Supplement to the

Spartan® U.S. Bond Index Fund
(formerly Fidelity® U.S. Bond Index Fund)

Fidelity Advantage® Class (FSITX)

A Fund of Fidelity Fixed-Income Trust

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2011

The following information replaces the similar information found under the "Management Contract" section on page 25.

FMR and the fund on behalf of its Fidelity Advantage® Class have entered into a 17 Basis Points Expense Contract, which obliges FMR to pay all class-level expenses of Fidelity Advantage Class to limit the total annual operating expenses (excluding interest, taxes, brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation) of Fidelity Advantage Class to 0.17%. This Expense Contract may not be amended to increase the fees or expenses payable by the class except by a vote of a majority of the Board. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.

UIAB-11-02 July 29, 2011
1.931023.101

Supplement to the

Spartan® U.S. Bond Index Fund
(formerly Fidelity® U.S. Bond Index Fund)

Institutional Class (FXSTX) and Fidelity Advantage Institutional Class (FXNAX)

A Fund of Fidelity Fixed-Income Trust

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2011

The following information replaces the similar information found under the "Management Contract" section beginning on page 24.

FMR and the fund on behalf of its Institutional Class have entered into a 7 Basis Points Expense Contract, which obliges FMR to pay all class-level expenses of Institutional Class to limit the total annual operating expenses (excluding interest, taxes, brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation) of Institutional Class to 0.07%. FMR and the fund on behalf of its Fidelity Advantage Institutional Class have entered into a 5 Basis Points Expense Contract, which obliges FMR to pay all class-level expenses of Fidelity Advantage Institutional Class to limit the total annual operating expenses (excluding interest, taxes, brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation) of Fidelity Advantage Institutional Class to 0.05%. These Expense Contracts may not be amended to increase the fees or expenses payable by each class except by a vote of a majority of the Board. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.

UII-UDVB-11-02 July 29, 2011
1.931022.101